Supplement to the

Fidelity® New Jersey AMT Tax-Free Money Market Fund

Institutional Class (FSKXX) and Service Class (FNNXX)

A Fund of Fidelity Court Street Trust II

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2015

The following information replaces similar information found in the "Description of the Trust" section beginning on page 45.

Custodians. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. From time to time, subject to approval by a fund's Treasurer, the fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

NJA-NJASB-15-01  June 1, 2015
1.872067.110